										EXHIBIT 99
Hamilton Beach Brands Holding Company - Consolidated
(in thousands, except percentage data)

	Revenue
	Q1	Q2	Q3	Q4	FY
2018	146,633	157,941	196,901	241,704	743,179
2019	145,377	148,427	169,778

	Operating profit (loss)
	Q1	Q2	Q3	Q4	FY
2018	(546)	384	10,795	20,999	31,632
2019	(2,129)	(306)	4,057

	Interest Expense, net
	Q1	Q2	Q3	Q4	FY
2018	532	889	1,001	855	3,277
2019	746	904	864

	Other expense (income), net
	Q1	Q2	Q3	Q4	FY
2018	(514)	687	(426)	579	326
2019	(332)	(126)	688

	Income (Loss) Before Income Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	(564)	(1,192)	10,220	19,565	28,029	2018	25.9%	26.7%	21.3%	23.2%	22.3%
2019	(2,543)	(1,084)	2,505			2019	30.8%	12.9%	84.2%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2018	(418)	(874)	8,044	15,032	21,784
2019	(1,761)	(944)	397

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2018	1,235	1,227	1,313	1,534	5,309
2019	1,249	904	1,126

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	2,401	2,154	2,685	836	8,076
2019	862	1,229	1,214

	Net cash (used for) provided by operating activities
	Q1	Q2	Q3	Q4	FY
2018	(39,134)	(17,040)	9,594	58,404	11,824
2019	(50,135)	8,028	6,976

	Net cash used for investing activities
	Q1	Q2	Q3	Q4	FY
2018	(2,401)	(2,148)	(2,684)	(831)	(8,064)
2019	(833)	(1,222)	(1,213)

Hamilton Beach Brands Holding Company - Consolidated
(in thousands, except percentage data)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2018	(41,535)	(19,188)	6,910	57,573	3,760
2019	(50,968)	6,806	5,763

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2018	33,000	18,803	(6,757)	(54,301)	(9,255)
2019	46,388	(6,839)	(6,069)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2018	1,162	1,166	1,164	1,166	4,658
2019	1,177	1,242	1,215

	Total debt
	Q1	Q2	Q3	Q4	FY
2018	85,508	105,476	99,883	46,624	46,624
2019	94,212	90,955	89,702

	Equity
	Q1	Q2	Q3	Q4	FY
2018	47,637	46,010	54,450	65,438	65,438
2019	63,079	59,097	89,702

(1)	Cash flow before financing activities is equal to net cash (used for) provided by operating activities plus net cash used for investing activities.

Hamilton Beach Brands, Inc.
(in thousands, except percentage data)

	Revenue						Revenue % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	125,414	135,869	172,464	200,024	633,771	2018	9.9%	6.5%	12.3%	(9.0)%	3.0%
2019	126,728	130,851	150,901			2019	1.0%	(3.7)%	(12.5)%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	27,704	30,448	38,382	41,693	138,227	2018	22.1%	22.4%	22.3%	20.8%	21.8%
2019	26,259	27,702	31,228			2019	20.7%	21.2%	20.7%

	Operating Expenses						Operating Expenses as a % of revenue
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	23,920	26,258	25,144	24,023	99,345	2018	19.1%	19.3%	14.6%	12.0%	15.7%
2019	24,619	24,728	23,937			2019	19.4%	18.9%	15.9%

	Operating Profit						Operating Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	3,784	4,190	13,238	17,670	38,882	2018	3.0%	3.1%	7.7%	8.8%	6.1%
2019	1,640	2,974	7,291			2019	1.3%	2.3%	4.8%

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2018	969	967	1,055	1,286	4,277
2019	1,049	792	972

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	2,286	2,068	2,610	795	7,759
2019	853	1,119	1,184

Kitchen Collection, LLC
(in thousands, except percentage data and number of stores)

	Revenue						Number of stores
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	22,100	22,762	25,884	42,723	113,469	2018	199	199	197	189	189
2019	19,253	18,283	20,288			2019	168	162	160

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	10,115	10,377	12,004	18,223	50,719	2018	45.8%	45.6%	46.4%	42.7%	44.7%
2019	8,533	8,015	9,447			2019	44.3%	43.8%	46.6%

	Operating Expenses						Operating Expenses as a % of revenue
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	14,419	14,211	14,411	14,994	58,035	2018	65.2%	62.4%	55.7%	35.1%	51.1%
2019	12,233	11,235	12,590			2019	63.5%	61.5%	62.1%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	(4,304)	(3,834)	(2,407)	3,229	(7,316)	2018	(19.5)%	(16.8)%	(9.3)%	7.6%	(6.4)%
2019	(3,700)	(3,220)	(3,143)			2019	(19.2)%	(17.6)%	(15.5)%

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2018	267	259	258	248	1,032
2019	201	111	154

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	116	85	75	41	317
2019	8	111	30